Exhibit 10.10

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

FIRST AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This first amendment (“Amendment 1”) to that certain Sponsored Research Agreement dated December 8, 2022 (“Agreement”), is by and between Coya Therapeutics, Inc. (“COMPANY”) and The Methodist Hospital Research Institute dba Houston Methodist Research Institute (“HMRI”). This Amendment 1 is effective as of June 8, 2024 (“Amendment 1 Effective Date”).

WHEREAS, COMPANY and HMRI are parties to the Agreement pursuant to which HMRI is performing certain research activities;

WHEREAS, COMPANY and HMRI desire to amend the Agreement to: (i) extend the Term for an additional fifteen (15) month period to allow work on the Research to continue, (ii) revise HMRI’s notice address for non-technical matters, and (iii) modify Exhibits A and B to add the workscope and funding, respectively, for Funding Term 2; and

WHEREAS, the parties desire to amend the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreement among the parties hereto, it is agreed as follows:

1.
Amendment.
A.
Definition. Definition 1.15 “Term” is hereby amended to extend the Agreement for an additional fifteen (15) months. Accordingly, subsection 1.15 is hereby deleted and replaced in its entirety with the following:

“1.15 “Term” shall mean the period commencing on the Effective Date of this Agreement and terminating on the earlier of: (i) completion of the Research or (ii) thirty-three (33) months from the Effective Date, or if extended in accordance with its terms, terminating on the date specified in the extension. The first eighteen months of the Term is hereinafter referred to as “Funding Term 1.” The fifteen-month period following Funding Term 1 is hereinafter referred to as “Funding Term 2.”

B.
Notices. Section 16 “Notices” is hereby amended to revise HMRI’s notice address for all non-technical matters as follows:

If to HMRI with respect to all non-technical matters:

The Methodist Hospital Research Institute

Attn: Office of Research Contracts

SUBJECT \* MERGEFORMAT 40530/1

DATE \@ "MM/dd/yyyy" 03/11/2025 DOCPROPERTY "DocNo" \* MERGEFORMAT 313805432. DOCPROPERTY "DocVer" \* MERGEFORMAT 1

Exhibit 10.10

6670 Bertner Ave, R12-107

Houston, Texas 77030

C.
Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 appended to this Amendment 1. Each mention in the Agreement of “Exhibit A” shall hereinafter refer to Exhibit A-1 attached hereto.
D.
Exhibit B. Exhibit B included in the Agreement is hereby deleted in its entirety and replaced with Exhibit B-1 appended to this Amendment 1. Each mention in the Agreement of “Exhibit B” shall hereinafter refer to Exhibit B-1 attached hereto.
2.
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
3.
It is understood and agreed that all other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

Exhibit 10.10

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 1 to be executed by their duly authorized representatives to be effective as of the Amendment 1 Effective Date.

Coya Therapeutics, Inc.	The Methodist Hospital Research Institute

By: /s/ Howard Berman	By: /s/ Edward A. Jones
Name: Howard Berman	Name: Edward A. Jones

Title: CEO	Title: President and CEO

Date:	Date: 6/18/2024

Read & Acknowledged:

By: /s/ Stanley H. Appel, MD
Name: Stanley H. Appel, MD

HM Legal Approved as To Form:	[***]

Exhibit 10.10

Exhibit A-1

WORKSCOPE for Funding Term 1

1.
[***]

Exhibit A-1

Exhibit 10.10

EXHIBIT B-1

BUDGET

Description	Funding Term 1 (Dec 8, 2022 – June 7, 2024)	Funding Term 2 (June 8, 2024 – September 7, 2025)	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total	$500,000.00	$500,000.00	$1,000,000.00

Exhibit B-1